EXHIBIT 4.5


EDUCATIONAL CREDIT                                      AGREEMENT FOR PAYMENT ON
MANAGEMENT CORPORATION                                GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS, Star Bank, National Association, as Trustee for Crestar Student Loan Trust 1997-1
------------------------------------------------------------------------------
                                  (Lender Name)

located at 425 Walnut Street        Cincinnati     Ohio              53201
           ------------------------------------------------------------------
             (Street Address)        (City)       (State)           (Zip Code)

(the "Lender"), solely in its capacity as eligible lender trustee for the Crestar Student Loan Trust, 1997-1, wishes to be able to acquire and hold guaranteed loans (the "Loans") made or acquired by Crestar Bank to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the aforementioned federal legislation (the "Act") and as guaranteed by Educational Credit Management Corporation ("ECMC"). The parties acknowledge that this Agreement does not authorize Lender to make new loans guaranteed by ECMC.

WHEREAS, Crestar Bank has an Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance with ECMC dated July 1, 1996, as amended by the First Amendment thereto dated as of July 1, 1996, and an Agreement for Payment on Guarantee of Consolidation Loans with Federal Reinsurance with ECMC dated _________________________;

WHEREAS, Lender has assumed the role of eligible lender trustee for the Crestar Student Loan Trust, 1997-1 and such subsequent student loan trusts as may be agreed upon by Crestar Bank and Lender;

WHEREAS, the Lender represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC as such policies may be implemented or amended;

WHEREAS, ECMC guaranteed the Loans, or the guarantee on the Loans or the right to reinstate a previously issued guarantee of another entity has been transferred to ECMC by the United States Department of Education or by another Guaranty Agency under the Act; and

WHEREAS, ECMC, relying upon the Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to allow the acquisition and holding of the Loans by the Lender in accordance with the policy expressed in the Act.

NOW, THEREFORE, it is mutually agreed that:

1. This Agreement shall make applicable to Lender those terms and conditions of guarantee between Crestar Bank and ECMC as set forth in the Agreement for Payment on Guarantee of Student Loan with Federal Reinsurance between Crestar Bank and ECMC dated July 1, 1996, as amended by the First Amendment thereto dated as of July 1, 1996, and the Agreement for Payment on Guarantee of Consolidation Loans with Federal Reinsurance between Crestar Bank and ECMC dated __________________, copies of which are attached and incorporated by reference as though set forth herein. ECMC and Lender agree that this Agreement shall in no manner constitute an agreement by ECMC to issue new guarantees pursuant to the Act at any time for any Loans made by the Lender, or for any Loans acquired by the Lender which were not so guaranteed prior to such acquisition.

2. Upon the transfer of guarantees to ECMC, ECMC agrees to honor any previously issued guarantee of the Loans by another entity or to reinstate a previously issued guarantee of the Loans by another entity, to the extent that the Loans are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies, as they may be from time to time amended, are made part of this Agreement.

3. Further, within the limits of the Act, regulations thereto and directives of the United States Department of Education, ECMC shall guarantee that percentage of the Loan which is eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies as they may be from time to time amended, are made part of this Agreement. ECMC shall not change its Rules, Regulations or policies to reduce the percentage of the Loan eligible for guarantee for any Loan with an outstanding guarantee which was guaranteed in accordance with the Act and regulations thereto. ECMC shall use its best efforts to provide Lender at least 60 days prior written notice of any amendment to the Rules and Regulations and policies of ECMC, unless a shorter period is required by the Act, regulations or written directives of the Secretary for the U.S. Department of Education.

4. ECMC agrees to purchase eligible Loans of the Lender provided that (a) the Loans are eligible for claim payment as provided by the Act, regulations, Rules and Regulations and policies identified above; (b) the Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) with respect to any Loan, the Lender has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Loan except where such act or omission was required or directed by ECMC; and (d) title to the promissory notes evidencing the Loans has been subrogated to ECMC by the Lender.

5. For loans that were originally guaranteed by the State Education Assistance Authority ("SEAA"), a political subdivision of the Commonwealth of Virginia, ECMC agrees to use SEAA's standards for evaluating claims on the guarantee filed by lenders, as long as those standards comply with and are no more strict than the standards in the Act and the regulations under the Act. Otherwise ECMC shall review claims in accordance with the Act and regulations thereto.

6. With respect to all Loans previously guaranteed by another entity and new loans guaranteed by ECMC, ECMC represents that it has entered into an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Loans eligible for claim payment as provided by the Act, regulations, and ECMC Rules, Regulations and policies.

7. The Lender agrees to comply with all applicable Federal and State laws and regulations with respect to any Loan subject to this Agreement.

8. ECMC agrees that in administering its guaranty program it will comply with the Act and regulations issued thereunder.

9. ECMC and the Lender agree that the guarantee on any Loan subject to this Agreement shall be effective for the term of the Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of disbursement by the Lender provided that the guarantee on any loan shall not be effective if any required guarantee fee is not remitted to ECMC in accordance with the Act and regulations and the Rules, Regulations and policies of ECMC. If no guarantee fee is required, the guarantee shall be effective beginning on the latter of the date of disbursement by the Lender or on the date of reinstatement of the guarantee by ECMC.

10. The Lender shall maintain for all Loans a system of records and accounts, shall afford ECMC access thereto during regular business hours, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above. This
         Section 10 shall survive the termination of this Agreement.

11. Lender shall promptly repurchase any Loan where the repurchase of such Loan is required in accordance with the Act, regulations, and Rules and Regulations and policies of ECMC. Lender agrees to repurchase the Loans if ECMC is denied reinsurance on the Loans or if the Loans are determined by a court of law to be unenforceable in either case as a result of the acts, errors, or omissions of Lender, Lender's agents or deemed agents, including but not limited to schools or educational institutions with which Lender has an origination relationship as defined by the Act, regulations thereto or as determined by a court of law which would give rise to borrower defenses against the enforceability of the Loan. Lender shall indemnify and hold ECMC harmless from any and all losses including costs and reasonable attorneys' fees which ECMC may incur based upon Lender's failure to repurchase the Loans as provided herein. This Section 11 shall survive the termination of this Agreement.

12. The repurchase of Loans by Lender shall be in accordance with ECMC Rules, Regulations and policies governing repurchases. For loans guaranteed or claims received by ECMC on or after the effective date of this Agreement, ECMC shall return the original promissory note to Lender when the original promissory note has been delivered to ECMC by Lender with respect to said Loans. For the purposes of documenting the receipt of the original promissory note, ECMC records shall control. In the event that ECMC is unable to return the original promissory note, ECMC shall return a true and exact certified copy of the promissory note along with the written assurances of ECMC that the lack of the original promissory note will not adversely affect Lender or its successors and assigns upon future resubmission of the Loan for claim payment. ECMC shall assign all of the right, title, and interest to such Loans to Lender contemporaneously with ECMC's receipt of the repurchase payment for said Loans. Lender shall comply with the Act and regulations thereto, and ECMC Rules, Regulations and policies with respect to all loans repurchased hereunder. For loans guaranteed by ECMC or claims received by ECMC on or after the effective date of this Agreement, ECMC shall indemnify and hold Lender harmless from any and all losses including reasonable costs and reasonable attorneys' fees which Lender may incur if it is determined by a court of law that Lender is unable to obtain a judgment against the borrower as a result of ECMC's failure to return the original promissory note to Lender in accordance with this Section 12. Contemporaneous with any payment by ECMC to Lender as provided herein, Lender shall assign to ECMC all of its right, title and interest to said Loans. This Section 12 shall survive the termination of this Agreement.

13. Termination of this Agreement by ECMC shall be in accordance with Limitation, Suspension or Termination proceedings as provided for by ECMC Rules, Regulations and policies and the Act and Regulations thereto. No action under this section shall affect the guarantee on Loans previously covered by this Agreement. Lender may terminate this Agreement upon ten (10) days advance written notice to ECMC.

14. This Agreement may not be assigned by Lender without the express written consent of ECMC which consent shall not be unreasonably withheld.

15. The laws of the State of Minnesota and the applicable federal law shall govern the validity, performance and enforcement of this Agreement.

IN WITNESS WHEREOF, the Lender and ECMC have caused this Agreement to be duly executed and delivered this ____ day of _______________, 19__.


STAR BANK, NATIONAL ASSOCIATION,
  AS TRUSTEE FOR CRESTAR STUDENT LOAN TRUST 1997-1
-------------------------------------------------------------------------------
LENDER                          (Lender Name)

By ____________________________________________________________________________

                                                    Its
-------------------------------------------------------------------------------
          PRINTED NAME               SIGNATURE DATE                     TITLE


-------------------------------------------------------------------------------
LENDER'S FEDERAL TAX ID NUMBER           ELIGIBLE LENDER NUMBER (TO BE ASSIGNED)



EDUCATIONAL CREDIT MANAGEMENT CORPORATION

By ____________________________________________________________________________

                                                      Its
--------------------------------------------------------------------------------
          PRINTED NAME                SIGNATURE DATE                   TITLE

Educational Credit                                      AGREEMENT FOR PAYMENT ON
Management Corporation                                GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS, Crestar Bank
--------------------------------------------------------------------------------
                                  (Lender Name)

located at 6802 Paragon Place         Richmond,           VA           23230
           ---------------------------------------------------------------------
           (Street Address)           (City)            (State)       (Zip Code)

(the "Lender") holds or wishes to acquire and hold certain guaranteed loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act") which were guaranteed by another entity;

WHEREAS, Lender also wishes to be able to secure new guarantees for loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act"). The parties acknowledge that this Agreement does not obligate Lender to originate new loans guaranteed by Educational Credit Management Corporation ("ECMC");

WHEREAS, the previously issued guarantee on the Loans or the right to reinstate a previously issued guarantee of another entity has been transferred to ECMC by the United States Department of Education or by another Guaranty Agency under the Act;

WHEREAS, the Lender represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC. As of the date of this Agreement, the Rules, Regulations and policies of ECMC consist of the written policies of ECMC as previously provided to Lender and as identified in Exhibit A hereto and the information contained in The Loan Manual published by the State Education Assistance Authority ("SEAA") for the Commonwealth of Virginia.

WHEREAS, ECMC, relying upon the Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to allow the acquisition and holding of Loans and to encourage the making of such new Loans by the Lender in accordance with the Act.

NOW, THEREFORE, it is mutually agreed that:

1. Upon the transfer of guarantees to ECMC, ECMC agrees to honor any previously issued guarantee of the Loans by another entity or to reinstate a previously issued guarantee of the Loans by another entity, to the extent that the Loans are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies, as they may be from time to time amended, are made part of this Agreement.

2. Further, within the limits of the Act, regulations thereto and directives of the United States Department of Education, ECMC shall guarantee that percentage of the Loan made by the Lender which is eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies as they may be from time to time amended, are made part of this Agreement. ECMC shall not change its Rules, Regulations or policies to reduce the percentage of the Loan eligible for guarantee for any Loan with an outstanding guarantee which was guaranteed in accordance with the Act and regulations thereto. ECMC shall use its best efforts to provide Lender at least 60 days prior written notice of any amendment to the Rules and Regulations and policies of ECMC, unless a shorter period is required by the Act, regulations or written directives of the Secretary for the U.S. Department of Education.

3. ECMC agrees to purchase eligible Loans of the Lender provided that (a) the Loans are eligible for claim payment as provided by the Act, regulations, Rules and Regulations and policies identified above; (b) the Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) with respect to any Loan, the Lender has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Loan except where such act or omission was required or directed by ECMC; and (d) title to the promissory notes evidencing the Loans has been subrogated to ECMC by the Lender.

4. For loans that were originally guaranteed by the State Education Assistance Authority ("SEAA"), a political subdivision of the Commonwealth of Virginia, ECMC agrees to use SEAA's standards for evaluating claims on the guarantee filed by lenders, as long as those standards comply with and are no more strict than the standards in the Act and the regulations under the Act. Otherwise ECMC shall review claims in accordance with the Act and regulations thereto.

5. With respect to all Loans previously guaranteed by another entity and new loans guaranteed by ECMC, ECMC represents that it has entered into an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Loans eligible for claim payment as provided by the Act, regulations, and ECMC Rules, Regulations and policies.

6. For new guarantees, the Lender agrees to promptly remit to ECMC any guarantee fee required by ECMC. ECMC reserves the right to cancel the guarantee on any Loan where the Lender has failed to remit the guarantee fee to ECMC as required herein. The Lender further agrees to pay to ECMC any additional fees or costs that may be authorized by the Act and the regulations thereto and required by ECMC.

7. The Lender agrees to comply with all applicable Federal and State laws and regulations with respect to any Loan subject to this Agreement. In making Loans under the Act, the Lender will undertake to secure such reductions in borrower's obligations to pay interest on Loans made by the Lender as they may be eligible to receive under the Act and regulations.

8. ECMC agrees that in administering its guaranty program it will comply with the Act and regulations issued thereunder.

9. ECMC and the Lender agree that the guarantee on any Loan subject to this Agreement shall be effective for the term of the Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of disbursement by the Lender provided that the guarantee on any loan shall not be effective if any required guarantee fee is not remitted to ECMC in accordance with the Act and regulations and the Rules, Regulations and policies of ECMC. If no guarantee fee is required, the guarantee shall be effective beginning on the latter of the date of disbursement by the Lender or on the date of reinstatement of the guarantee by ECMC.

10. The Lender shall maintain for all Loans a system of records and accounts, shall afford ECMC access thereto during regular business hours, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above. This
         Section 10 shall survive the termination of this Agreement.

11. Lender shall promptly repurchase any Loan where the repurchase of such Loan is required in accordance with the Act, regulations, and Rules and Regulations and policies of ECMC. Lender agrees to repurchase the Loans if ECMC is denied reinsurance on the Loans or if the Loans are determined by a court of law to be unenforceable in either case as a result of the acts, errors, or omissions of Lender, Lender's agents or deemed agents, including but not limited to schools or educational institutions with which Lender has an origination relationship as defined by the Act, regulations thereto or as determined by a court of law which would give rise to borrower defenses against the enforceability of the loan. Lender shall indemnify and hold ECMC harmless from any and all losses including costs and reasonable attorneys' fees which ECMC may incur based upon Lender's failure to repurchase the Loans as provided herein. This Section 11 shall survive the termination of this Agreement.

12. The repurchase of Loans by Lender shall be in accordance with ECMC Rules, Regulations and policies governing repurchases. For loans guaranteed or claims received by ECMC on or after the effective date of this Agreement, ECMC shall return the original promissory note to Lender when the original promissory note has been delivered to ECMC by Lender with respect to said Loans. For the purposes of documenting the receipt of the original promissory note, ECMC records shall control. In the event that ECMC is unable to return the original promissory note, ECMC shall return a true and exact certified copy of the promissory note along with the written assurances of ECMC that the lack of the original promissory note will not adversely affect Lender or its successors and assigns upon future resubmission of the Loan for claim payment. ECMC shall assign all of the right, title, and interest to such Loans to Lender contemporaneously with ECMC's receipt of the repurchase payment for said Loans. Lender shall comply with the Act and regulations thereto, and ECMC Rules, Regulations and policies with respect to all loans repurchased hereunder. For loans guaranteed by ECMC or claims received by ECMC on or after the effective date of this Agreement, ECMC shall indemnify and hold Lender harmless from any and all losses including reasonable costs and reasonable attorneys' fees which Lender may incur if it is determined by a court of law that Lender is unable to obtain a judgment against the borrower as a result of ECMC's failure to return the original promissory note to Lender in accordance with this Section 12. Contemporaneous with any payment by ECMC to Lender as provided herein, Lender shall assign to ECMC all of its right, title and interest to said Loans. This Section 12 shall survive the termination of this Agreement.

13. ECMC shall guarantee Loans without regard to the borrowers race, sex, color, religion, national origin, age, handicapped status or any other basis prohibited by applicable law. The Lender will not discriminate in the making of Loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

14. Termination of this Agreement by ECMC shall be in accordance with Limitation, Suspension or Termination proceedings as provided for by ECMC Rules, Regulations and policies and the Act and Regulations thereto. No action under this section shall affect the guarantee on Loans previously covered by this Agreement. Lender may terminate this Agreement upon ten (10) days advance written notice to ECMC.

15. This Agreement may not be assigned by Lender without the express written consent of ECMC which consent shall not be unreasonably withheld.

16. The laws of the State of Minnesota and the applicable federal law shall govern the validity, performance and enforcement of this Agreement.

IN WITNESS WHEREOF, the Lender and ECMC have caused this Agreement to be duly executed and delivered this 1st day of July, 1996.

              Crestar Bank
--------------------------------------------------------------------------------
Lender   (Lender Name)

               /s/ W. Clark McGhee
--------------------------------------------------------------------------------
BY

W. Clark McGhee                  7/17/96                    Its Vice President
--------------------------------------------------------------------------------
PRINTED NAME                 SIGNATURE DATE

54-1109779
--------------------------------------------------------------------------------
LENDER'S FEDERAL TAX ID NUMBER           ELIGIBLE LENDER NUMBER (TO BE ASSIGNED)

--------------------------------------------------------------------------------

EDUCATIONAL CREDIT MANAGEMENT CORPORATION

 /s/ Thomas Tagtmeyer
--------------------------------------------------------------------------------
BY

Thomas Tagtmeyer                               7/19/96                    VP
--------------------------------------------------------------------------------
PRINTED NAME                                SIGNATURE DATE

                                    EXHIBIT A
                    Educational Credit Management Corporation
              (Formerly known as the Transitional Guaranty Agency)
                                   Updates 1-4


ECMC Update 1, Published August 12, 1994

ECMC Update 2, Published January 27, 1995

ECMC Update 3, Published November 8, 1995

ECMC Update 4, Published February 13, 1996

                                 FIRST AMENDMENT

                                       to

        AGREEMENT FOR PAYMENT ON GUARANTEE OF STUDENT LOANS WITH FEDERAL
      REINSURANCE (FOR LOANS TO STUDENTS AND PARENTS OF STUDENTS PURSUANT
                TO THE HIGHER EDUCATION ACT OF 1965, AS AMENDED)

                  This FIRST AMENDMENT, dated as of July 1, 1996, to an AGREEMENT FOR PAYMENT ON GUARANTEE OF STUDENT LOANS WITH FEDERAL REINSURANCE (for loans to students and parents of students pursuant to the Higher Education Act of 1965, as amended), dated as of July 1, 1996, by and between EDUCATIONAL CREDIT MANAGEMENT CORPORATION ("ECMC") and CRESTAR BANK, formerly UNITED VIRGINIA BANK, a lending institution (the "Lender"), provides as follows:

                                    RECITALS

                  WHEREAS, ECMC has been designated by the United States Department of Education (the "Department") to be the guarantor for the Commonwealth of Virginia effective July 1, 1996, and on such date ECMC will assume responsibility of all outstanding guarantees of Virginia State Education Assistance Authority (the "Authority");

                  WHEREAS, ECMC and the Lender have entered into an Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance (for loans to students and parents of students pursuant to the Higher Education Act of 1965, as amended), dated as of July 1, 1996 (the "Lender Agreement");

                  WHEREAS, the Lender and the Authority had entered into the Participation Agreement, dated as of April 30, 1985 (as amended, the "Participation Agreement"), under which the Authority had acquired a contingent interest in certain Student Loans made by the Lender and the Authority agreed to pay the Lender the amount of its contingent interest in the event of a default on such Student Loans or the death, total and permanent disability, or bankruptcy of the borrower of a Student Loan (such payment is referred to herein as a guaranty insurance payment or the payment of a guaranty insurance claim);

                  WHEREAS, the Lender and VELA (as hereinafter defined) entered into the VELA Service Agreements (as hereinafter defined), under which VELA originated, serviced and collected student loans for the Lender, including Student Loans which were subject to the Participation Agreement and are subject to the Lender Agreement;

                  WHEREAS, the Department has issued a letter, dated March 7, 1996, to the Authority, the Lender and VELA (the "Department's Letter"), a copy of which is attached hereto as Exhibit A to Appendix A hereto, under which the Department has agreed to fully protect all VELA Serviced Loans (as hereinafter defined), from any loss of or ineligibility for any portion of interest, interest benefits, special allowance payments (as such terms are defined in the Department's Letter) or guaranty insurance (as used therein and herein to include the guarantee and payment of principal and interest on the VELA Serviced Loans), at any time, caused by any VELA Service Errors (as hereinafter defined);

                  WHEREAS, the Department's Letter, among other things, directs the Authority and any other guaranty agency or any successors thereto that guarantee any VELA Serviced Loans to pay guaranty insurance claims on any VELA Serviced Loans despite the existence of VELA Service Errors (without any requirement that such errors be cured), if they otherwise satisfy the requirements for reinsurance relating to the lender's obligations;

                  WHEREAS, the Authority and the Lender entered into a Third Amendment to Participation Agreement, dated as of April 1, 1996 (the "Third Amendment to Participation Agreement"), a copy of which is attached hereto as Appendix A, to, among other things, fully protect the VELA Serviced Loans from loss as described above;

                  WHEREAS, ECMC has determined that it shall be bound by the terms and conditions of the Department's Letter and the Third Amendment to Participation Agreement, and has agreed to enter into this First Amendment to, among other things, subject it to such terms and conditions and fully protect the VELA Serviced Loans from loss as described above; and,

                  WHEREAS, ECMC and the Lender also have determined to amend certain provisions of the Lender Agreement;


                                    AGREEMENT

                  NOW, THEREFORE, for and in consideration of the premises, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                  1. Definitions. Except as otherwise defined herein (including in the recitals above), terms defined in the Lender Agreement are used herein as therein defined. In addition, as used in this First Amendment (including the recitals above), terms defined in the recitals above shall have the meanings assigned to such terms in the recitals and the following terms shall have the following meanings:

                  "VELA"  means  the  Virginia   Education  Loan  Authority,   a
political subdivision of the Commonwealth of Virginia.

                  "VELA Service Agreements" has the meaning assigned to such term in the Department's Letter.

                  "VELA Service Errors" has the meaning assigned to such term in the Department's Letter.

                  "VELA Serviced Loans" has the meaning assigned to the term "Student Loans" in the Department's Letter.


                  2. Acceptance of the Direction in the Department's Letter. Notwithstanding any provision of the Lender Agreement to the contrary, ECMC hereby accepts the direction in the Department's Letter to pay, and hereby agrees to pay, guaranty insurance claims on any VELA Serviced Loans despite the existence of VELA Service Errors (without any requirement that such errors be cured), if they otherwise satisfy the requirements for reinsurance relating to the Lender's obligations.

                  3.  Additional   Agreements  of  ECMC.   Notwithstanding   any
provision of the Lender Agreement to the contrary, ECMC hereby agrees that:

         a. ECMC shall fully protect all VELA Serviced Loans from any loss of or ineligibility for any portion of guaranty insurance (including the guarantee and payment of principal and interest on the VELA Serviced Loans), at any time, caused by any VELA Service Errors.

         b. ECMC shall not, and hereby waives its right to: (1) refuse to make guaranty insurance payments or require the repayment of guaranty insurance payments or other compensation received by the Lender on the VELA Serviced Loans for which the loans may not be, or may not have been, eligible as a result of the VELA Service Errors, or
                  (2) take any other administrative or remedial action or proceeding against the Lender (or any director, officer, employee, agent or representative thereof) as a result of the VELA Service Errors, including, without limitation, any proceeding for the emergency action, limitation, suspension or termination of a lender authorized by section 428(b)(1)(U) of the Higher Education Act of 1965, as amended.

         c. At the direction of the Department, and with no additional payment of a guaranty insurance premium by the Lender, ECMC shall accept a transfer of the guarantee for any VELA Serviced Loan which is guaranteed by another guaranty agency, if such other guaranty agency refuses to pay a guaranty insurance claim presented to such agency by or on behalf of the Lender (together with a copy of the Department's Letter) as a result of a VELA Service Error. Upon such transfer, ECMC shall pay the guaranty insurance claim for such VELA Serviced Loan despite the existence of any VELA Service Errors.

         d. ECMC shall not refuse to pay any guaranty insurance claim for any VELA Serviced Loan, including, without limitation, a claim presented to it under Section 3.C.
                  hereof, because of the absence of any evidence of disbursement.

         e. ECMC has been advised by the Lender, and agrees, with respect to the "Liability Notations Reports" referred to in the Department's Letter, that the missing files and Critical Documents (as defined in the Department's Letter) described in the Department's Letter include the following "liability code/description" references included in the Liability Notations Reports:

                  i.       entire files: L0012 MISSING FOLDER

                  ii.      application: L0002 MISSING APPLICATION

                  iii.     promissory note: L0003 MISSING PROMISSORY NOTE

                  iv. application/promissory note: L0016 MISSING APPLICATION/PROMISSORY NOTE

                  v.       notice of loan guaranty: L0004 MISSING GUARANTEE
                           STATEMENT

                  vi.      disclosure statement: L0234 MISSING DISCLOSURE
                           STATEMENT;

                  vii. repayment agreement: L0017 MISSING REPAYMENT DISCLOSURE STATEMENT

                  viii.    deferment forms: L0011 MISSING DEFERMENT FORM

                  ix.      forbearance forms: L0019 MISSING FORBEARANCE FORM

                  x.       school verification: L0015 MISSING SCHOOL
                           VERIFICATION

                  xi. out of school date verification: L0027 MISSING GRADUATION VERIFICATION

         f.       ECMC agrees, with respect to the "Liability Notations
                  Reports" referred to in the Department's Letter, that the notation as missing of categories of documents other than an entire file or the Critical Documents in the Liability Notations Reports for a VELA Serviced Loan does not mean that the failure to identify other documents as missing for that or other VELA Serviced Loans indicates that such other documents were delivered by VELA to the Lender's new servicer, Pennsylvania Higher Education Assistance
                  Agency ("PHEAA"), because PHEAA did not check for such other documentation in PHEAA's file by file examination.
                  ECMC agrees that the absence of such other documentation of any kind which relates to any act or omission that is considered a VELA Service Error under the Department's Letter, also shall be considered a VELA Service Error.

                  4. Additional Amendments. No further alteration or amendment of the Lender Agreement, as amended by this First Amendment, shall be effective unless in writing, signed by the parties hereto. Notwithstanding anything in the Lender Agreement to the contrary, no alteration, amendment or termination
("termination", as used herein and in the Lender Agreement, shall mean the ending of the Lender Agreement under any circumstances, whether considered a termination, expiration or other means of ending) of the Lender Agreement, as amended by this First Amendment, shall in any way affect or impair ECMC's obligations under the Lender Agreement, as amended by this First Amendment, with respect to the VELA Serviced Loans. The provisions of this First Amendment shall survive the termination of the Lender Agreement.

                  5. Other Terms and Conditions. Except as otherwise provided in this First Amendment, the terms and conditions set forth in the Lender Agreement shall remain in full force and effect.

                  6. No Waivers. No failure or delay by either party in exercising any right, power or privilege under this First Amendment shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege constitute a waiver of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  7. Successors and Assigns. The provisions of this First Amendment shall be binding on, and shall inure to the benefit of, the parties, their successors and assigns, including, without limitation, any subsequent holder or assignee of a VELA Serviced Loan and the Department or any successor guaranty agency which assumes ECMC's guarantee obligations or through which the Department will honor Authority or ECMC guarantees.

                  8. Governing Law. This First Amendment shall be construed in accordance with and be governed by the laws of the State of Minnesota,except to the extent federal law shall control.

                  9. Severability. If any provision of this First Amendment shall be held invalid, such provision shall be deemed severable and the remaining provisions hereof shall remain in full force and effect.

                  10. Entire Agreement; Effect of First Amendment. The Lender Agreement, as amended and supplemented by this First Amendment, contains the entire understanding between the parties and supersedes any prior written or oral agreements or understandings between the parties respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of the Lender Agreement, as amended by this First Amendment, except as are fully expressed herein. Upon the execution and delivery of this First Amendment, the Lender Agreement shall be supplemented and amended in accordance herewith, and this First Amendment shall form a part of the Lender Agreement and the parties shall be bound hereby.

                  WITNESS the following signatures and seals as of the date first written above.

                                  CRESTAR BANK



                                     By:      /s/ William V. Bunting
                                         ---------------------------------
                                              William V. Bunting
                                              Executive Vice President


                                     EDUCATIONAL CREDIT MANAGEMENT
                                     CORPORATION


                                     By:  /s/ Robert J. McGowan
                                         ---------------------------------
                                            Vice President, Finance

APPENDIX A [THIRD AMENDMENT TO PARTICIPATION AGREEMENT, WITH THE DEPARTMENT'S LETTER ATTACHED AS EXHIBIT A THERETO]

                                   APPENDIX A

                                         State Education Assistance Authority

                                         Commonwealth of Virginia

                                         GUARANTEED STUDENT LOAN PROGRAM

                                         THIRD AMENDMENT TO PARTICIPATION
                                         AGREEMENT


                  This THIRD AMENDMENT, dated as of April 1, 1996, to a PARTICIPATION AGREEMENT, dated April 30, 1985, by and between the STATE EDUCATION ASSISTANCE AUTHORITY, a Political Subdivision of the Commonwealth of Virginia (the "Authority") and CRESTAR BANK, formerly UNITED VIRGINIA BANK, a lending institution (the "Lender"), provides as follows:

                                    RECITALS

                  WHEREAS, the Lender and the Authority have entered into the Participation Agreement, under which the Authority has acquired a contingent interest in certain Student Loans made by the Lender and the Authority agrees to pay the Lender the amount of its contingent interest in the event of a default on such Student Loans or the death, total and permanent disability, or bankruptcy of the borrower of a Student Loan (such payment is referred to herein as a guaranty insurance payment or the payment of a guaranty insurance claim);

                  WHEREAS, the Lender and VELA (as hereinafter defined) entered into the VELA Service Agreements (as hereinafter defined), under which VELA originated, serviced and collected student loans for the Lender, including Student Loans which are subject to the Participation Agreement;

                  WHEREAS, the United States Department of Education (the "Department") has issued a letter, dated March 7, 1996, to the Authority, the Lender and VELA (the "Department's Letter"), a copy of which is attached hereto as Exhibit A, under which the Department has agreed to fully protect all VELA Serviced Loans (as hereinafter defined), from any loss of or ineligibility for any portion of interest, interest benefits, special allowance payments (as such terms are defined in the Department's Letter) or guaranty insurance (as used therein and herein to include the guarantee and payment of principal and interest on the VELA Serviced Loans), at any time, caused by any VELA Service Errors (as hereinafter defined);

                  WHEREAS, the Department's Letter, among other things, directs the Authority and any other guaranty agency or any successors thereto that guarantee any VELA Serviced Loans to pay guaranty insurance claims on any VELA Serviced Loans despite the existence of VELA Service Errors (without any requirement that such errors be cured), if they otherwise satisfy the requirements for reinsurance relating to the lender's obligations;

                  WHEREAS, the Authority has determined that it is in the best interests of the Authority and the Commonwealth of Virginia (the "Commonwealth") to enter into this Third Amendment to, among other things, fully protect the VELA Serviced Loans from loss as described above;

                  WHEREAS, in connection with the liquidation of VELA under a 1995 act of the General Assembly of Virginia, Chapter 384, a dispute arose between the Lender and VELA regarding responsibility for the VELA Service Errors, which dispute resulted in a currently pending lawsuit styled Crestar v. Virginia Education Loan Authority et al., No, 3:95cv963; and,

                  WHEREAS, the Department's Letter and this Third Amendment will assist in resolving the dispute between the Lender and VELA and ending the pending litigation between the Lender and VELA, and the Authority has determined that it is in the best interests of the Authority and the Commonwealth to enter into this Third Amendment to assist in ending such pending litigation;



                                    AGREEMENT

                  NOW, THEREFORE, for and in consideration of the premises, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                  1. Definitions. Except as otherwise defined herein (including in the recitals above), terms defined in the Participation Agreement are used herein as therein defined. In addition, as used in this Third Amendment (including the recitals above), terms defined in the recitals above shall have the meanings assigned to such terms in the recitals and the following terms shall have the following meanings:

                  "Participation Agreement" means the Participation Agreement, dated April 30, 1985, as amended, by and between the Lender and the Authority.

                  "VELA"  means  the  Virginia   Education  Loan  Authority,   a
political subdivision of the Commonwealth of Virginia.

                  "VELA Service Agreements" has the meaning assigned to such term in the Department's Letter.

                  "VELA Service Errors" has the meaning assigned to such term in the Department's Letter.

                  "VELA Serviced Loans" has the meaning assigned to the term "Student Loans" in the Department's Letter.

                  2. Amendment of Participation Agreement. Notwithstanding any provision of Paragraph 11 of the Participation Agreement prohibiting any alteration or amendment affecting or impairing the Authority's obligations with respect to previously disbursed Student Loans, this Third Amendment shall apply to all VELA Serviced Loans.


                  3. Acceptance of the Direction in the Department's Letter. Notwithstanding any provision of the Participation Agreement to the contrary, the Authority hereby accepts the direction in the Department's Letter to pay, and hereby agrees to pay, guaranty insurance claims on any VELA Serviced Loans despite the existence of VELA Service Errors (without any requirement that such errors be cured), if they otherwise satisfy the requirements for reinsurance relating to the Lender's obligations.

                  4. Additional Agreements of the Authority. Notwithstanding any provision of the Participation Agreement to the contrary, the Authority hereby agrees that:

         g. The Authority shall fully protect all VELA Serviced Loans from any loss of or ineligibility for any portion of guaranty insurance (including the guarantee and payment of principal and interest on the VELA Serviced Loans), at any time, caused by any VELA Service Errors.

         h.       The Authority shall not, and hereby waives its right to:
                  (1) refuse to make guaranty insurance payments or require the repayment of guaranty insurance payments or other compensation received by the Lender on the VELA Serviced Loans for which the loans may not be, or may not have been, eligible as a result of the VELA Service Errors, or
                  (2) take any other administrative or remedial action or proceeding against the Lender (or any director, officer, employee, agent or representative thereof) as a result of the VELA Service Errors, including, without limitation, any proceeding for the emergency action, limitation, suspension or termination of a lender authorized by section 428(b)(1)(U) of the Higher Education Act of 1965, as amended.

         i. At the direction of the Department, and with no additional payment of a guaranty insurance premium by the Lender, the Authority shall accept a transfer of the guarantee for any VELA Serviced Loan which is guaranteed by another guaranty agency, if such other guaranty agency refuses to pay the guaranty insurance claim presented to such agency by or on behalf of the Lender (together with a copy of the Department's Letter) as a result of a VELA Service Error. Upon such transfer, the Authority shall pay the guaranty insurance claim for such VELA Serviced Loan despite the existence of VELA Service Errors.

         j. The Authority shall not refuse to pay any guaranty insurance claim for any VELA Serviced Loan, including, without limitation, a claim presented to it under Section
                  4.C. hereof, because of the absence of any evidence of disbursement.

         k. The Authority has been advised by the Lender, and agrees, with respect to the "Liability Notations Reports" referred to in the Department's Letter, that the missing files and Critical Documents (as defined in the Department's Letter) described in the Department's Letter include the following "liability code/description" references included in the Liability Notations Reports:

                  i.       entire files: L0012 MISSING FOLDER

                  ii.      application: L0002 MISSING APPLICATION

                  iii.     promissory note: LOOO3 MISSING PROMISSORY NOTE

                  iv. application/promissory note: LOO16 MISSING APPLICATION/PROMISSORY NOTE

                  v.       notice of loan guaranty: L0004 MISSING GUARANTEE
                           STATEMENT

                  vi.      disclosure statement: LO234 MISSING DISCLOSURE
                           STATEMENT;

                  vii. repayment agreement: L0017 MISSING REPAYMENT DISCLOSURE STATEMENT

                  viii.    deferment forms: L0011 MISSING DEFERMENT FORM

                  ix.      forbearance forms: L0019 MISSING FORBEARANCE FORM

                  x.       school verification: L0015 MISSING SCHOOL
                           VERIFICATION

                  xi. out of school date verification: L0027 MISSING GRADUATION VERIFICATION

         l. The Authority agrees, with respect to the "Liability Notations Reports" referred to in the Department's Letter, that the notation as missing of categories of documents other than an entire file or the Critical Documents for a VELA Serviced Loan does not mean that the failure to identify other documents as missing for that or other VELA Serviced Loans indicates that such other documents were delivered by VELA to the Lender's new servicer, Pennsylvania Higher Education Assistance Agency ("PHEAA"), because PHEAA did not check for such other documentation in PHEAA's file by file examination. The Authority agrees that the absence of such other documentation of any kind which relates to any act or omission that is considered a VELA Service Error under the Department's Letter, also shall be considered a VELA Service Error.

                  5. Amendments. Except as provided by Paragraph 11 thereof (as limited by the next sentence), no further alteration or amendment of the Participation Agreement as amended by this Third Amendment, shall be effective unless in writing, signed by the parties hereto. Notwithstanding anything in Paragraph 11 of the Participation Agreement to the contrary, no alteration, amendment or termination ("termination", as used herein and in the Participation Agreement shall mean the ending of the Participation Agreement under any circumstances, whether considered a termination, expiration or other means of ending) of the Participation Agreement, as amended by this Third Amendment, shall in any way affect or impair the Authority's obligations under the Participation Agreement, as amended by this Third Amendment, with respect to the VELA Serviced Loans. The provisions of this Third Amendment shall survive the termination of the Participation Agreement.

                  6. Other Terms and Conditions. Except as otherwise provided in this Third Amendment, the terms and conditions set forth in the Participation Agreement shall remain in full force and effect.

                  7. No Waivers. No failure or delay by either party in exercising any right, power or privilege under this Third Amendment shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege constitute a waiver of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  8. Successors and Assigns. The provisions of this Third Amendment shall be binding on, and shall inure to the benefit of, the parties, their successors and assigns, including, without limitation, any subsequent holder or assignee of a VELA Serviced Loan and the Department or any successor guaranty agency which assumes the Authority's guarantee obligations or through which the Department will honor SEAA guarantees.

                  9. Virginia Law. This Third Amendment shall be construed in accordance with and be governed by the laws of the Commonwealth of Virginia, except to the extent federal law shall control.

                  10. Severability. In the event any provision of this Third Amendment shall be held invalid, such provision shall be deemed severable and the remaining provisions hereof shall remain in full force and effect.

                  11.  Entire   Agreement;   Effect  of  Third  Amendment.   The
Participation Agreement, as amended by this Third Amendment, contains the entire understanding between the parties and supersedes any prior written or oral agreements or understandings between the parties respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of the Participation Agreement, as amended by this Third Amendment, except as are fully expressed herein. Upon the execution and delivery of this Third Amendment, the Participation Agreement shall be supplemented and amended in accordance herewith, and this Third Amendment shall form a part of the Participation Agreement and the parties shall be bound hereby.


                  WITNESS the following signatures and seals as of the date first written above.

                                  CRESTAR BANK



                                          By:      /s/  William V. Bunting
                                              --------------------------------
                                                   William V. Bunting
                                                   Executive Vice President


                                          STATE EDUCATION ASSISTANCE AUTHORITY


                                          By:      /s/  John H. Huston
                                              --------------------------------
                                                   John H. Huston
                                                   Acting Executive Director

                       EXHIBIT A [THE DEPARTMENT'S LETTER]

                                                                       EXHIBIT A

                      UNITED STATES DEPARTMENT OF EDUCATION
                           WASHINGTON, D.C. 20202-____


John H. Huston, Acting Executive Director
Virginia Student Assistance Authorities
Suite 300, One Franklin Square
411 East Franklin Street
Richmond, Virginia 23219

William V. Bunting
Executive Vice President
Consumer Landing
Crestar Bank
P.O. Box 27172
Richmond, Virginia 23261-7172

                  Re: (i) Agreement for Servicing and Collection of Guaranteed Student Loans, between Crestar Bank ("Crestar") and the Virginia Education Loan Authority, a political subdivision of the Commonwealth of Virginia ("VELA"), dated March 15, 1989, as amended; (ii) Agreement for Origination, Servicing and Collection of Guaranteed Student Loans, between Crestar and VELA, dated January 1, 1990, as amended; (iii) Agreement for Origination, Servicing and Collection of Guaranteed Student Loans, between Crestar and VELA, dated July 1, 1991, as amended;
                           (iv) Agreement for Origination, Servicing and Collection of Guaranteed Student Loans, between Crestar and VELA, dated July 31, 1992, as amended; and (v) Agreement for Origination, Servicing and Collection of Federal Family Education Program student Loans, between Crestar and VELA, dated October 1, 1993, as amended (collectively, the "VELA Service Agreements").

Dear Mr. Huston and Mr. Bunting:

                  This letter will confirm the agreement of the U.S. Department of Education (the "Department"), pursuant to Title IV, Part B of the Higher Education Act of 1965, as amended ("HEA"), to fully protect all student loans owned by Crestar that were serviced under the VELA Service Agreements (the "Student Loans"), from any loss of or ineligibility for any portion of interest, interest benefits (as described in ss.428(a) and (b) of the HEA and 34 C.F.R. ss.682.300), special allowance payments (as described in ss.438 of the HEA and 34 C.F.R. ss.682.302) or guaranty insurance (including the guarantee and payment of principal and interest on the student Loans), at any time, caused by any act or omission in connection with the origination, servicing or collection of any Student Loans under any of the VELA Servicing Agreements (the "VELA Service Errors"). This letter further expands on my letter to Mr. Huston dated February 21, 1996, and is intended to supersede and replace that earlier letter.

                  In furtherance of the foregoing, having decided that it is in the best interest of the united States to do so, the Department hereby waives its rights to refuse to make reinsurance payments or to require the repayment of reinsurance payments n the Student Loans, as the result of the VELA Service Errors. In addition, the Department hereby waives its right to refuse to pay interest benefits or special allowances or to require Crestar to repay any interest, interest benefits, special allowance payments or guaranty insurance on the Student Loans for which the loans may not be or may not have been eligible as a result of the VELA Service Errors. These waivers are authorized by 34 C.F.R. ss.ss.682.406(b) and 682.413(f) and ss.432(a)(5) and (6) of the HEA. In
light of these waivers, the Department to initiate (and the Department will not initiate) a debarment/suspension, limitation, suspension, termination or fine action against Crestar as a result of the VELA Service Errors.

                  Additionally, the Department hereby directs the State Education Assistance Authority ("SEAA") and any other guaranty agency or any successors thereto that guarantee any student Loans to pay guaranty insurance claims on any Student Loans despite the existence of VELA Service Errors (without any requirement that such errors be cured), if they otherwise satisfy the requirements for reinsurance relating to the lender's obligations.

                  In determining whether certain acts or omissions are VELA Servicing Errors, the following guidelines shall apply:

                  A. any act or omission occurring prior to October 1, 1995 shall be considered a VELA Service Error, except as provided in Paragraph D below for Pre-May 1, 1989 Serviced Loans;

                  B. for any Student Loan retained by VELA for servicing and collection after September 30, 1995 (a "Post-September 30 Serviced Loan"), any Act or omission occurring prior to the earlier of (i) the full payment to Crestar of Guaranty insurance on any Student Loan, or (ii) the completed conversion of any such Student Loan to the servicing system of Crestar's new servicer, the Pennsylvania Higher Education Assistance Authority ("PHEAA") shall be considered a VELA Service Error;

                  C. for any Student Loan for which the entire file is missing or for which one or more of the following documents (a "Critical Document") are missing, the listing of such file or Critical Document in the "Liability Notations Report" prepared by PHEAA, dated March 5, 1996, shall mean that the absence of such file or Critical Document is a VELA Service Error: application, promissory note, application/promissory note, notice of loan guaranty, disclosure statement, repayment agreement, deferment forms, forbearance forms, school verification, and out of school date verification;

                  D. for any Student Loan originated by Crestar prior to May 1, 1989, and later serviced under the initial VELA Service Agreement (a "Pre-May 1, 1989 Serviced Loan"), any act or omission occurring prior to the commencement of servicing such Student Loan by VELA shall not be considered a VELA Service Error except that for any Student Loan for which the entire file is missing or for which one or more Critical Documents is missing, the listing of such file or Critical Document in the "Liability Notations Reports" prepared by PHEAA and referred to in Paragraphs C, E and F of this letter shall be considered a VELA Service Error;


                  E. for any Post-September 30 Serviced Loan received by PHEAA prior to February 12, 1996, for which the entire file is missing or for which one or more Critical Documents are missing, the listing of such file or Critical Document in the "Liability Notations Reports" prepared by PHEAA, dated as of various dates and expected to be delivered by PHEAA to Crestar and VELA by March 12, 1996, shall mean that the absence of such file or Critical Document is a VELA Service Error;

                  F. for any Post-September 30 Serviced Loan received by PHEAA on or after February 12, 1996, for which the entire file is missing or for which one or more Critical Documents are missing, the listing of such file or Critical Document in a "Liability Notations Reports" to be prepared by PHEAA, on or before the later of March 31, 1996 or 30 days after the receipt of such Student Loan by PHEAA, shall mean that the absence of such file or Critical Document is a VELA Service Error; and

                  G. any failure by PHEAA to perform a due diligence activity with respect to a cosigner or endorser from October 1, 1995 through March 5, 1996, shall be considered a VELA Service Error if such cosigner or endorser was not identified on the deconversion tape delivered to PHEAA by VELA on October 1, 1995 as a cosigner or endorser on the Student Loan in question.

         The protections provided by this letter also apply to the Student Loans if owned by a subsequent holder. This Agreement does no excuse any due diligence violations on the Student Loans other than those caused by VELA Service Error.

                  Crestar and VELA are each authorized to present this letter to any guaranty agency that guarantees any Student Loans for their reliance thereon, and to present this letter to the United States District Court of the Eastern District of Virginia, Richmond

Division, in connection with a currently pending case styled Crestar
v. Virginia Education Loan Authority, et. al., No. 3:95cv963.

                  If you have any questions, please contact Larry Oxendine of my staff.

                                           Sincerely,

                                           /s/ Leo Kornfeld
                                           ------------------------------
                                           Leo Kornfeld
                                           Senior Advisor to the Secretary

EDUCATIONAL CREDIT                                      AGREEMENT FOR PAYMENT ON
MANAGEMENT CORPORATION                          GUARANTEE OF CONSOLIDATION LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS,                           Crestar Bank
-------------------------------------------------------------------------------=
                                  (Lender Name)

located at 6802 Paragon Place        Richmond,         VA             23230
           ---------------------------------------------------------------------
           (Street Address)          (City)          (State)         (Zip Code)

(the "Lender") wishes to be able to secure Loan guarantees on "Consolidation Loans" (as hereinafter defined) made to "Eligible Borrowers" (as hereinafter defined) for the purpose of discharging amounts owed by those Eligible Borrowers on "Eligible Loans" (as hereinafter defined), and

WHEREAS, the Lender represents that it is an "eligible lender" of Consolidation Loans under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Educational Credit Management Corporation ("ECMC");

WHEREAS, ECMC, relying upon the Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to encourage the making of such Consolidation Loans by the Lender in accordance with the Act.

NOW, THEREFORE, it is mutually agreed that:

1. Within the limits of the Act, regulations thereto and the directives of the United States Department of Education, ECMC shall guarantee that percentage of the Consolidation Loans made by the Lender which is eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies as they may be from time to time implemented or amended, are made part of this Agreement. ECMC shall use its best efforts to provide Lender at least 60 days prior written notice of any addition or amendment to the Rules, Regulations and policies of ECMC, unless a shorter period is required by the Act, regulations thereto or written directives of the Secretary for the U.S. Department of Education. ECMC shall not change its Rules, Regulations, or policies to reduce the percentage of the Consolidation Loan eligible for guarantee for any Consolidation Loan with an outstanding guarantee.

2. ECMC agrees to purchase eligible Consolidation Loans made by the Lender provided that (a) the Consolidation Loans are eligible for claim payment as provided by the Act, regulations, Rules and Regulations and policies identified above); (b) the Consolidation Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) with respect to any Loan, the Lender has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Consolidation Loan except where such act or omission was required or directed by ECMC; and (d) title to the promissory notes evidencing the Consolidation Loans has been subrogated to ECMC by the Lender.

3. With respect to all Consolidation Loans guaranteed, ECMC represents that it has entered into an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Consolidation Loans eligible for claim payment as provided by the Act, regulations, and ECMC Rules, regulations and policies.

4. The Lender agrees to pay to ECMC any fees or charges which may be authorized by the Act and regulations thereto for Consolidation Loans and required by ECMC.

5. Lender shall make a Consolidation Loan only to discharge Eligible Loans upon an Eligible Borrower's request. "Eligible Loan" shall mean a loan made, insured or guaranteed under the Act including Loans on which the borrower has defaulted but has made satisfactory arrangements to repay the obligation; or, made under Title IV, Part D of the Higher Education Act of 1965, as amended; or, made under Subpart II of Part A of Title VII of the Public Health Service Act, as amended; or made under Subpart II of Part B of Title VIII of the Public Health Service Act as amended.

6. As required by the Act, Lender shall make a Consolidation Loan only to an Eligible Borrower who has certified, in a form approved by ECMC, that the Eligible Borrower has no other application pending for such a Consolidation Loan. Further, the Lender shall make a Consolidation Loan only if the Lender holds an outstanding Eligible Loan of the Eligible Borrower, which Eligible Loan is to be discharged through the Consolidation Loan, unless the Eligible Borrower certifies to the Lender, in a form approved by ECMC that the Eligible Borrower has sought and has been unable to obtain a Consolidation Loan from any holder of any of the Eligible Borrower's Eligible Loans which the Eligible Borrower wishes to discharge through a Consolidation Loan.

7. With respect to each Consolidation Loan, the Lender shall determine to its satisfaction, in accordance with reasonable and prudent business practices, that each Eligible Loan to be discharged:

         is a legal, valid and binding obligation of the Eligible Borrower;

         was  made  and  serviced  in  compliance   with   applicable  laws  and
         regulations; and

         if made under the Act, is covered by a guarantee that is in full force and effect.

Lender  shall  document  in the  loan  file the  basis  on  which it made  these determinations and retain that documentation. In making such determination, Lender may rely in good faith on the certifications obtained from the holder of each loan being consolidated. Lender acknowledges that ECMC has no responsibility to review such determinations of Lender and that ECMC may rely upon the determinations of Lender.

8. Unless otherwise required by the Act, and regulations thereto, each Consolidation Loan shall be made in a principal amount which is equal to the sum of the unpaid principal and accrued unpaid interest, late charges and eligible collection costs of the Eligible Loans to be consolidated, shall bear interest at a rate not to exceed the rate required by the Act and shall be subject to such terms and conditions as may be required by the Act and regulations thereto.

9. The Lender shall make Consolidation Loans only after the Lender has received from ECMC a certificate of guarantee with respect to Consolidation Loans and if that certificate has not expired by its own terms or has not been suspended or terminated by ECMC; provided, however, that Lender may only make Consolidation Loans under such a certificate in an aggregate initial Principal Amount up to and not exceeding the amount stated on such certificate.

10. In making Consolidation Loans under the Act, the Lender will undertake to secure such reductions in borrower's obligations to pay interest on said loans made by the Lender as they may be eligible to receive under the Act and regulations. In making Consolidation Loans, the Lender agrees to comply with all applicable Federal and State laws and regulations.

11. ECMC and the Lender agree that the guarantee on any Consolidation Loan shall be effective for the term of the Consolidation Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of disbursement by the Lender of the Consolidation Loan, provided that the guarantee on any loan shall not be effective if any required guarantee fee is not remitted to ECMC in accordance with the Act and regulations and the Rules, Regulations and policies of ECMC.

12. The Lender shall maintain for all Consolidation Loans a system of records and accounts, shall afford ECMC access thereto during regular business hours, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Consolidation Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above. This Section 12 shall survive the termination of this Agreement.

13. Lender shall promptly repurchase any Consolidation Loan where the repurchase of such Consolidation Loan is required in accordance with the Act, regulations, or Rules and Regulations and policies of ECMC. Lender agrees to repurchase the Consolidation Loans if ECMC is denied reinsurance on the Consolidation Loans or if the Loans are determined by a court of law to be unenforceable in either case as a result of the acts, errors, or omissions of Lender, Lender's agents or deemed agents, including but not limited to schools or educational institutions with which Lender has an origination relationship as defined by the Act, regulations thereto or as determined by a court of law which would give rise to borrower defenses against the enforceability of the loan. Lender shall indemnify and hold ECMC harmless from any and all losses including costs and reasonable attorneys' fees which ECMC may incur based upon Lender's failure to repurchase the Loans as provided herein. This Section 13 shall survive the termination of this Agreement.

14. The repurchase of Loans by Lender shall be in accordance with ECMC Rules, Regulations and policies governing repurchases. For loans guaranteed or claims received by ECMC on or after the effective date of this Agreement ECMC shall return the original promissory note to Lender when the original promissory note has been delivered to ECMC by Lender with respect to said Loans. For the purposes of documenting the receipt of the original promissory note, ECMC records shall control. In the event that ECMC is unable to return the original promissory note, ECMC shall return a true and exact certified copy of the promissory note along with the written assurances of ECMC that the lack of the original promissory note will not adversely affect Lender or its successors and assigns upon future resubmission of the Loan for claim payment. ECMC shall assign all of the right, title, and interest to such Loans to Lender contemporaneously with ECMC's receipt of the repurchase payment for said Loans. Lender shall comply with the Act and regulations thereto, and ECMC Rules, Regulations and policies with respect to all loans repurchased hereunder. For loans guaranteed by ECMC or claims received by ECMC on or after the effective date of this Agreement, ECMC shall indemnify and hold Lender harmless from any and all losses including reasonable costs and reasonable attorneys' fees which Lender may incur if it is determined by a court of law that Lender is unable to obtain a judgment against the borrower as a result of ECMC's failure to return the original promissory note to Lender in accordance with this Section 14. Contemporaneous with any payment by ECMC to Lender as provided herein, Lender shall assign to ECMC all of its right, title and interest to said Loans. This Section 14 shall survive the termination of this Agreement.

15. ECMC shall guarantee Consolidation Loans without regard to the borrowers race, sex, color, religion, national origin, age, handicapped status or any other basis prohibited by applicable law. ECMC agrees that in administering its guaranty program that it will comply with the Act and regulations issued thereunder.

16. The Lender will not discriminate in the making of Consolidation Loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

17. This  Agreement  may be  terminated by either party without cause upon sixty
(60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. ECMC may, in addition and at its option, initiate Limitation, Suspension, or Termination proceedings in the manner provided for by Rules, Regulations, and policies and the Act and regulations thereto. No action under this section shall affect the guarantee on Consolidation Loans previously covered by this Agreement.

18. In the event that ECMC negotiates an Agreement for Payment on Guarantee of Consolidation Loans with any other consolidation Lender that contains a termination provision different from the termination provision contained in
Section 17 above, ECMC agrees that an identical termination provision will be offered to Crestar in an amendment to this Agreement, which Crestar, in its sole discretion, may accept.

19. This Agreement shall terminate on the later of September 30, 1997 or any other date as specified in the Act on which the authority to make Consolidation Loans under the Act expires. The termination of this Agreement pursuant to the expiration of the authority to make Consolidation Loans under the Act shall not affect the guarantee on Consolidation Loans previously covered by this Agreement.

20. This Agreement may not be assigned by Lender without the express written consent of ECMC which consent shall not be unreasonably withheld.

21. Nothing contained in this Agreement is intended to or in any way modifies or amends any other current Lender Agreements between the Lender and ECMC.

22. The laws of the State of Minnesota and applicable federal law shall govern the validity, performance and enforcement of this Agreement.

23. ECMC shall only guarantee Consolidation Loans for Lender under this Agreement, if at least one of borrowers' loans to be consolidated was guaranteed by, or is or was held by ECMC or the State Education Assistance Authority.

IN WITNESS WHEREOF, the Lender and ECMC have caused this Agreement to be duly executed and delivered this ____ day of _______________, 19__.


--------------------------------------------------------------------------------
LENDER                          (Lender Name)

By______________________________________________________________________________

                                                      Its
--------------------------------------------------------------------------------
      PRINTED NAME              SIGNATURE DATE                         TITLE


--------------------------------------------------------------------------------
LENDER'S FEDERAL TAX ID NUMBER           ELIGIBLE LENDER NUMBER (TO BE ASSIGNED)


EDUCATIONAL CREDIT MANAGEMENT CORPORATION

By _____________________________________________________________________________


-------------------------------------------------------------------------------_
        PRINTED NAME                                         SIGNATURE DATE